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                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholders
Revlon, Inc.:

We consent to the use of our report included in the Annual Report on Form 10-K for the year ended December 31, 1997 of Revlon, Inc. which is incorporated herein.



                                                  /s/ KPMG PEAT MARWICK LLP

New York, New York
March 25, 1998